CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST A

         This Certificate of Trust of TSFG Capital Trust A (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. ss.3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is TSFG Capital Trust A.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

                           THE BANK OF NEW YORK (DELAWARE)


                           By: /s/ Kristine K. Gullo
                           Name:  Kristine K. Gullo
                           Title: Asst. VP

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST B

         This Certificate of Trust of TSFG Capital Trust B (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. ss.3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is TSFG Capital Trust B.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

                                  THE BANK OF NEW YORK (DELAWARE)


                                  By: /s/ Kristine K. Gullo
                                  Name:  Kristine K. Gullo
                                  Title: Asst. VP

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST C

         This Certificate of Trust of TSFG Capital Trust C (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. ss.3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is TSFG Capital Trust C.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

                                      THE BANK OF NEW YORK (DELAWARE)


                                      By:  /s/ Kristine K. Gullo
                                      Name:  Kristine K. Gullo
                                      Title: Asst. VP

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST D

         This Certificate of Trust of TSFG Capital Trust D (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. ss.3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is TSFG Capital Trust D.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate in accordance with Section 3811(a) of the Act.

                                     THE BANK OF NEW YORK (DELAWARE)


                                     By: /s/ Kristine K. Gullo
                                     Name:  Kristine K. Gullo
                                     Title: Asst. VP